EXHIBIT 4.4

NUMBER	SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF VIRGINIA

SUPERTEL HOSPITALITY, INC.

CUSIP 868526 10 4 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,

$.01 PAR VALUE PER SHARE, OF

SUPERTEL HOSPITALITY, INC.

(the “Corporation”), a Virginia corporation. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof in person or by its duly authorized attorney or legal representative upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the transfer agent and registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED:

BY
TRANSFER AGENT AND REGISTRAR

AUTHORIZED OFFICER

	/s/	/s/
	SECRETARY	PRESIDENT

TO PRESERVE THE QUALIFICATIONS OF THE CORPORATION AS A “REAL ESTATE INVESTMENT TRUST” UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNDER THE CORPORATION’S ARTICLES OF INCORPORATION, TRANSFER OF THE SHARES REPRESENTED HEREBY IS RESTRICTED AND MAY BE STOPPED IF A PERSON OR GROUP OF PERSONS DIRECTLY OR THROUGH THE OPERATION OF CERTAIN ATTRIBUTION RULES WOULD OWN IN EXCESS OF 9.9% OF THE OUTSTANDING STOCK OF THE CORPORATION AFTER THE TRANSFER.

THE CORPORATION MAY REQUIRE EVIDENCE OF A PROPOSED TRANSFEREE’S STATUS AND OWNERSHIP INTEREST BEFORE PERMITTING ANY TRANSFER AND MAY REDEEM ANY SHARES HELD IN VIOLATION OF THE PRECEDING PARAGRAPH. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A FULL STATEMENT OF THE TRANSFER RESTRICTIONS UPON REQUEST TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

THE SHARES REPRESENTED HEREBY ARE SUBJECT TO ALL OF THE PROVISIONS OF THE ARTICLES OF INCORPORATION AND BYLAWS OF THE CORPORATION, EACH AS AMENDED FROM TIME TO TIME, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, AS WELL AS VARIATIONS IN THE RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, SO FAR AS THE SAME HAS BEEN DETERMINED BY THE BOARD OF DIRECTORS UNDER ITS AUTHORITY.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT	- as tenants by the entireties	(Cust) (Minor)
JT TEN	- as joint tenants with right of	under Uniform Gifts to Minors
	survivorship and not as	Act
	tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                  hereby sell, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                            shares represented by this Certificate and do hereby irrevocably constitute and appoint                                                       attorney to transfer the said shares on the books of the CORPORATION, with full power of substitution in the premises.

Dated,

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

BY
SIGNATURE(S) GUARANTEED	THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN

OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A

CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.